UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2009

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 16, 2009, The PMI Group, Inc: (1) issued a press release announcing its consolidated financial results for the year ended December 31, 2008, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference; and (2) posted on its website (www.pmi-us.com under Investor Relations) supplemental portfolio information as of December 31, 2008, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K (including the exhibits) is being furnished to, and shall not be deemed “filed” with, the Securities and Exchange Commission.

Item 8.01	Other Events.

See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	The PMI Group, Inc. Press Release dated March 16, 2009 (including Financial Supplement).

99.2	The PMI Group, Inc. Supplemental Portfolio Information as of December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: March 16, 2009	By:	/s/ Donald P. Lofe, Jr.
Donald P. Lofe, Jr.
Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Dated: March 16, 2009	By:	/s/ Thomas H. Jeter
Thomas H. Jeter
Senior Vice President, Chief Accounting Officer and Corporate Controller